                                  SCHEDULE 14C
                                 (Rule 14c-101)
                 INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
             Information Statement Pursuant to Section 14(c) of the
                        Securities Exchange Act of 1934
Check the appropriate box:
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

[ ]         Preliminary information statement            [  ]        Confidential, for use of the
                                                                  Commission only (as permitted by
                                                                         Rule 14c-5(d)(2))
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[X]         Definitive information statement
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                        COLLEGE TELEVISION NETWORK, INC.
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
     [x] No fee required.
    [  ] Fee computed on table below per Exchange Act Rules 14-c5(g) and 0-11.

     (1) Title of each class of securities to which transaction applies:
         Common Stock, $.005 Par Value

     (2) Aggregate number of securities to which transaction applies:   N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
         filing fee is calculated and state how it was determined):   N/A

     (4) Proposed maximum aggregate value of transaction:   N/A

     (5) Total fee paid:   N/A

    [  ] Fee paid previously with preliminary materials.

    [  ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:   N/A

     (2) Form, Schedule or Registration Statement No.:   Schedule 14C

     (3) Filing Party:   College Television Network, Inc.

     (4) Date Filed:   May 14, 1998

                        COLLEGE TELEVISION NETWORK, INC.

                            5784 Lake Forrest Drive
                                   Suite 275
                             Atlanta, Georgia 30328

                                 May 14, 1998

                   REVISED PRELIMINARY INFORMATION STATEMENT

     This Information Statement is being mailed to the stockholders of College Television Network, Inc. (the "Company") commencing on or about May 14, 1998, in connection with the previous approval of the corporate actions referred to below by the majority stockholder of the Company. Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained, and this Information Statement is furnished solely for the purpose of informing stockholders, in the manner required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of these corporate actions before they take effect. The record date for determining stockholders entitled to receive this Information Statement has been established as the close of business on April 15, 1998. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                 ACTIONS TAKEN

     On May 4, 1998, U-C Holdings, L.L.C., a Delaware limited liability company (the "Majority Stockholder"), as the holder of 5,818,181 shares of common stock of the Company, par value $.005 per share (the "Common Stock"), representing approximately 72.6% of the total shares of common stock entitled to vote on the matters described herein, consented in writing without a meeting to the matters described herein. As a result, the corporate actions were approved by a majority of the shares of common stock as required by law and no further votes will be needed. As of April 15, 1998, the Company had approximately 8,015,148 shares of Common Stock outstanding. The corporate action described in this Information Statement will not afford to stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

     The Majority Stockholder has approved the following corporate actions:
     1. Fixing the number of members of the Company's Board of Directors at eleven;
     2. The adoption of amendments to the Company's (a) 1996 Stock Incentive Plan and (b) Outside Directors' 1996 Stock Option Plan; and
     3. The adoption of an amendment to the Company's Restated Certificate of Incorporation.

                         FIXING THE NUMBER OF DIRECTORS

     The Majority Stockholder by written consent in lieu of a meeting on May 4, 1998 has approved fixing the number of members of the Company's Board of Directors at eleven. Article IV, Section 3 of the Company's Bylaws provides that the Board of Directors shall consist of no more than eleven directors, and further provides that any change in the number of directors comprising the Board of Directors shall be only by resolution or consent of the stockholders holding a majority of the outstanding common stock of the Company. As of the date of this Information Statement, there are eight members of the Company's Board of Directors. Article IV, Section 3 of the Company's Bylaws further provides that in the case of any increase in the number of members of the Board of Directors, the stockholders holding a majority of the outstanding common stock of the Company shall have power to elect each additional director to hold office until the next meeting of stockholders relating to the election of the Board of Directors and until his successor is elected and qualified or his earlier resignation or removal. Article IV, Section 4 provides that in the event the office of any director becomes vacant, a majority of the directors then in office, although less than a quorum, may fill the vacancy by electing a successor who shall hold office until the next annual meeting of stockholders and until his successor is elected and qualified or his earlier resignation or removal; provided, however, that any vacancy may only be filled by a candidate nominated by the Company's Nominating Committee; and further provided that if the Board receives written notice from the stockholders holding a majority of the outstanding common stock of the Company as to who they request as a new appointee, the stockholders shall fill such vacancy. The increase in the size of the Board of Directors from eight to eleven members will become effective on June 3, 1998, the date which is 20 days after mailing this Information Statement to shareholders (the "Effective Date").

     The effect of the increase in the Board's size from eight to eleven directors will be to enable a majority of the directors now in office to fill the three vacancies with candidates nominated by the Company's Nominating Committee, subject to the provision that the stockholders may fill the vacancies if the Board receives written notice from the stockholders holding a majority of the outstanding common stock of the Company as to who they request as a new appointee. The vacancies may also be filled pursuant to Article IV, Section 3 of the Bylaws by the Majority Stockholder. Any person who is elected to fill any such vacancy will hold office until the next meeting of stockholders relating to the election of the Board of Directors and until his successor is elected and qualified or his earlier resignation or removal.

                        AMENDMENTS TO STOCK OPTION PLANS

     The Board of Directors of the Company by unanimous written consent in lieu of a meeting on May 4, 1998, and the Majority Stockholder by written consent in lieu of a meeting on May 4, 1998, have adopted and approved amendments (the "Plan Amendments") to the Company's (a) 1996 Stock Incentive Plan and (b) Outside Directors' 1996 Stock Option Plan (collectively, the "Plans"). The Plan Amendments are attached hereto as Exhibit A and will become effective on the
                                  ---------
Effective Date.


AMENDMENT OF 1996 STOCK INCENTIVE PLAN

     The amendment to the 1996 Stock Incentive Plan (the "Stock Incentive Plan") which has been approved will amend Section 1.5.1 to increase the total number of shares of Common Stock with respect to which awards may be granted pursuant to the Plan by 100,000 shares over a three-year period.

     The Company believes that it is in the best interest of the Company to increase the number of shares available for awards under the Stock Incentive Plan in order that the Company may continue to provide incentives to officers and other employees of, and consultants to, the Company to (a) enter into and remain in the service of the Company, (b) enhance the long-term performance of the Company, and (c) acquire a proprietary interest in the success of the

Company. Prior to effectiveness of the amendment to Section 1.5.1 of the Stock Incentive Plan, 300,000 shares were reserved for issuance under the Stock Incentive Plan and awards with respect to 267,153 shares have been granted as of April 15, 1998. Following effectiveness of the Plan Amendments, the number of shares reserved for issuance under the Stock Incentive Plan will be 333,334 through December 31, 1998, will be increased by 33,333 shares on January 1, 1999 and will be increased by another 33,333 shares on January 1, 2000, so that the total number of shares reserved for issuance under the Stock Incentive Plan will be 400,000 shares.


AMENDMENT OF OUTSIDE DIRECTORS' 1996 STOCK OPTION PLAN

     The amendment to the Outside Directors' 1996 Stock Option Plan (the "Directors' Plan") which has been approved will (i) amend Section 3 to increase the total number of shares of Common Stock which may be transferred pursuant to the Plan by 60,000 shares and (ii) amend Section 6(b) to provide that options granted under the Directors' Plan shall contain such vesting terms as determined by the Board and included in the applicable stock option agreement. Stock options may be granted under the Directors' Plan only to "Eligible Directors," which is defined as persons who are members of the Board of Directors and are not employees of the Company or any subsidiary thereof. Currently, the Company has five Eligible Directors serving on its board.

     The Company believes that it is in the best interest of the Company to increase the number of shares available for awards under the Directors' Plan in order that the Company may continue to provide incentives to those directors of the Company who are not employees of the Company to serve on the Board of Directors of the Company and to maintain and enhance the Company's long-term performance. Prior to effectiveness of the amendment to Section 3 of the Directors' Plan, 180,000 shares were reserved for issuance under the Directors' Plan. Awards with respect to 12,000 shares have been granted under the Directors' Plan and awards with respect to 6,000 shares have been canceled, such that a balance of awards with respect to 6,000 shares are outstanding as of April 15, 1998. Following effectiveness of the Plan Amendments, a total of 240,000 shares will have been reserved for issuance under the Directors' Plan.

     Prior to effectiveness of the Plan Amendments, the Directors' Plan provided in Section 6(b) that each option granted under the Directors' Plan shall become cumulatively exercisable as to 25% of the shares subject to the option on each of the first, second, third and fourth anniversaries of the date of grant. Following effectiveness of the Plan Amendments, Section 6(b) will be amended such that the Board of Directors will determine the vesting terms of each option and the vesting terms will be included in the applicable stock option agreement. As a result of these amendments to the Directors' Plan, the Board of Directors will have greater discretion as to determining the terms of vesting of options granted under the plan, and, as a result, may provide in stock option agreements for option grants pursuant to the Directors' Plan that an option is fully vested and immediately exercisable on the date of grant or vests over any period of time whatsoever, as determined by the Board of Directors.

               AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION

     The amendment to the Company's Restated Certificate of Incorporation (the "Certificate Amendment") which has been approved by the Company's Board of Directors and the Majority Stockholder provides for a reduction in the number of authorized shares of common stock of the Company from 100,000,000 shares to 50,000,000 shares. The Certificate Amendment will enable the Company to reduce certain tax payments which are calculated based upon the number of authorized shares of common stock of a corporation set forth in its certificate of incorporation, and will have the effect of requiring shareholder approval to increase the number of authorized shares by further amendment of the Certificate of Incorporation before the Company can adopt or undertake certain transactions which involve the issuance of stock of the Company which would cause the number of outstanding shares of common stock to exceed the 50,000,000 shares which will be authorized for issuance following the amendment to the Certificate of Incorporation. The Certificate Amendment will become effective on the later of the Effective Date or the filing of Articles of Amendment of the Certificate of Incorporation with the Secretary of State of Delaware in accordance with the requirements of the Delaware General Corporation Law.

          INTEREST OF CERTAIN PERSONS IN THE ACTIONS DESCRIBED HEREIN

     The directors of the Company may be deemed to have a substantial interest in increasing the number of members of the Company's Board of Directors from eight to 11, because the Company's Bylaws allow a majority of the directors now in office to fill the three vacancies created thereby (subject to the provision that the stockholders may fill the vacancies under certain circumstances). As a result, the directors may be able to elect three new directors to hold office until the next meeting of stockholders.

     The directors and executive officers of the Company may be deemed to have a substantial interest in the approval of the Plan Amendments because the Plan Amendments increase the number of shares reserved for issuance following grant of options and other awards under the Plans and the persons eligible for the awards include the directors and executive officers of the Company. In addition, the amendment to Section 6(b) of the Directors' Plan will allow the Board of Directors to approve grants to Eligible Directors of options which are fully vested as of the date of grant or which vest on a more accelerated basis than the four-year vesting currently provided for in Section 6(b) of the Directors' Plan.

                    STOCKHOLDER APPROVAL PREVIOUSLY OBTAINED

     The Company has approximately 8,015,148 issued and outstanding shares of Common Stock as of April 15, 1998, each of which is entitled to one vote on any matter brought to a vote of the Company's stockholders. The Majority Stockholder owns 5,818,181 shares, representing 72.6% of all issued and authorized shares of the Company's Common Stock. By written consent in lieu of a meeting, dated May 4, 1998, the Majority Stockholder approved fixing the number of directors at 11, and the adoption and implementation of the Plan Amendments and the Certificate Amendment, such actions to take effect 20 days following the mailing of this Information Statement to stockholders. Such action by written consent is sufficient to satisfy (i) the requirements of the Company's Bylaws that any change in the number of directors shall be only by resolution or consent of the stockholders holding a majority of the outstanding common stock of the Company, (ii) the requirements of the Plans that certain amendments of the Plans be approved by the stockholders and (iii) the requirements of the Delaware General Corporation Law that amendment of the Certificate of Incorporation be approved by the stockholders. Accordingly, the stockholders will not be asked to take further action on these corporate actions at any future meeting. However, since stockholder approval of these corporation actions was obtained by written consent rather than at a stockholders' meeting, the Exchange Act will not permit the actions to become effective until the expiration of 20 calendar days from the date hereof, which is the date this Information Statement is being mailed to shareholders. Upon the expiration of such 20 day period, the actions will become effective automatically.

     The Company believes that these corporate actions will not have any adverse effect on its business and operations, and expects to continue such business and operations as they are currently being conducted.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.


May 14, 1998                         COLLEGE TELEVISION NETWORK, INC.



                                     By:    /s/ Jason Elkin
                                            -----------------------------------
                                            Jason Elkin, Chief Executive Officer
                                            and Chairman of the Board

                                                                       EXHIBIT A

                              SECOND AMENDMENT TO
                   OUTSIDE DIRECTORS' 1996 STOCK OPTION PLAN


     The Outside Directors' 1996 Stock Option Plan (the "Plan") of College Television Network, Inc. (the "Company") (formerly Laser Video Network, Inc.) is hereby amended as follows:


                                       1.

     Section 3(a) of the Plan is amended by deleting the second sentence thereof in its entirety and substituting therefor the following new second sentence:
"Subject to Section 3(b), the aggregate number of shares of Common Stock of the Company which may be transferred pursuant to the Plan shall be 240,000."


                                       2.

     Section 6(b) of the Plan is amended by deleting the second sentence thereof in its entirety and substituting therefor the following new second sentence:
"Each Option granted under the Plan shall contain such vesting terms as determined by the Board and included in the applicable stock option agreement."


                                       3.

     The foregoing amendment shall be effective as of the later of (i) June 3, 1998 or (ii) the date which is 20 days after mailing an Information Statement to Shareholders disclosing the approval of the amendment by the holder of a majority of the outstanding common stock of the Company, in the manner required by Section 14(c) of the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT A

                              SECOND AMENDMENT TO
                           1996 STOCK INCENTIVE PLAN

     The 1996 Stock Incentive Plan (the "Plan") of College Television Network, Inc. (the "Company") (formerly Laser Video Network, Inc.) is hereby amended as follows:


                                       1.

     Section 1.5.1 of the Plan is amended by deleting the first sentence thereof in its entirety and substituting therefor the following new first sentence: "The total number of shares of common stock of the Company, par value $.005 per share ("Common Stock"), with respect to which awards may be granted pursuant to the Plan shall be 333,334 shares, which amount shall be increased by 33,333 shares on January 1, 1999 and shall be increased by another 33,333 shares on January 1, 2000, so that the total amount of shares issuable under the Plan shall be 400,000 shares."


                                       2.

     The foregoing amendment shall be effective as of the later of (i) June 3, 1998 or (ii) the date which is 20 days after mailing an Information Statement to Shareholders disclosing the approval of the amendment by the holder of a majority of the outstanding common stock of the Company, in the manner required by Section 14(c) of the Securities Exchange Act of 1934, as amended.